UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-4915

                            DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)                 (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

The schedule of investments is included in the quarterly report to shareholders, which follows.

Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund distributed more than its income and capital gains during the year 2011; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2013, the Fund will send you a Form 1099-DIV for the calendar year 2012 that tells you how to report these distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

November 8, 2012

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the third quarter of 2012. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.91% of the September 30, 2012, closing price of $9.86 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

Your Fund had a total return (income plus change in market price) of –9.63% for the quarter ended September 30, 2012, which was less than the .29% return of the composite of the S&P Utilities Index and the Barclays Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index — a stock-only index — had a total return of –.53%. During this period your Fund conducted a rights offering. The near term effect of this offering was pressure on the common stock price. There has been no change in the fundamental investment policies of the Fund. Additional details about the rights offering can be found in the portion of this letter captioned “Rights Offering”.

On a longer-term basis, as of September 30, 2012, your Fund had a five-year cumulative total return of 40.71%, which is higher than the 25.33% return of the composite of the S&P 500 Utilities Index and the Barclays Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 12.71%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s NAV returns are net of expenses.

The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
	DNP Select Income Fund Inc.		Composite Index	S&P 500 Utilities Index	Barclays Utility Bond Index
For the period indicated
through September 30, 2012	Market	NAV
One year	6.38%	23.6%	12.0%	4.3%	9.3%
Five years	40.7%	44.3%	25.3%	12.7%	59.7%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

Rights Offering: On September 24, 2012 your Fund announced the completion of its transferable rights offering which raised approximately $230 million of net proceeds. The record date of the rights offering was August 23, 2012 and the rights offering expired on September 21, 2012. Shareholders of record received one right for each outstanding share of common stock (“Common Share”) owned as of 5:00 p.m. Eastern time on the record date. The rights entitled holders to purchase one new Common Share of the Fund for every eight rights held (1-for-8). The subscription price was $9.57 per Common Share and was based on a formula equal to 112% of the Fund’s net asset value per Common Share at the close of trading on the expiration date. The offer was 84% subscribed. Common shares were issued to exercising rights holders after completion of subscription payments on or about Friday, September 28, 2012. The Fund is in the process of investing the net proceeds of the rights offering

1

in accordance with its investment objectives and policies. In particular, the Fund is expanding its portfolio to include investments in midstream energy pipeline companies that are organized as master limited partnerships (MLPs).

The Connect America Fund — A National Broadband Plan: In 2012 the Federal Communication Commission (FCC) adopted changes to the deployment of its Universal Service Fund (USF). A significant portion of the USF will now be used to subsidize broadband Internet infrastructure available to Americans living in rural areas.

The USF has as its foundation The Communications Act of 1996. Section 254 of that Act characterizes universal telephone service as a cornerstone of the nation’s communications system, and codifies the policy of Congress and the authority of the FCC to require telephone carriers to provide universal service.

The USF obtains monies by requiring wireline and wireless telephone service providers to contribute to the Fund from subscriber fees. This means that most of us pay a monthly fee in our phone bill to subsidize telephone service in those parts of the country that otherwise might be expensive to serve. From this beginning, the USF fund had expanded to encompass four funding programs: High Cost, Lifeline, Rural Health Care, and Schools and Libraries. In 2011, $8 billion in USF funds were spent, with $4 billion going to the original High Cost program.

Alexander Graham Bell held telephone patents that created a virtual monopoly until they expired in 1894. At that point unregulated competition between telephone exchange operating companies began. The rivalry between the Bell Telephone Company and independent telephone companies led to a race to wire the country for telecommunication services. The result was an extremely rapid advance in household and business telephone penetration and geographic coverage of the communications network.

Although competition led to the rapid spread of telecommunications, occasionally the competing telephone exchanges refused to interconnect with each other. Subscribers in the same city might not be able to call each other. They also might not be able to call users in other cities. After a great deal of debate, telephone companies were legislatively exempted from antitrust laws in order to make it possible for them to unify service by merging competing companies. The original concept of unified or universal service had emerged — phone companies would be granted monopoly rights in geographical areas in return for full regulation and an obligation to provide service to all — no matter how uneconomic.

More recently, in 2009, the new administration began planning its National Broadband Plan to promote affordability of high speed data services. In contrast to the early development of phone service, high speed data service is already widely available. Using a definition of broadband as a data speed of at least 1.5 Mbps, cable wired broadband is available to 85% of the U.S. population. Phone-based DSL broadband is available to 89%. Wireless broadband is available to 94%, and satellite broadband is available to 99% of the entire US population.

The new focus is on subsidizing broadband service overall and especially on subsidizing the build out of higher speed service. This has involved changing the existing, complicated system of USF subsidies and channeling some of those funds to broadband via the Connect American Fund (CAF). To date, the amount spent by the CAF has been minor, $115 million of public funding in the first phase. Its effect on companies’ prospects has been even smaller.

The reform of USF funding and the changing rules affecting intercarrier compensation will have a much greater impact on telecommunications companies, especially the Rural Local Exchange Carrier. This is an area that will require continued focus going forward. In all of the sectors in which the Fund invests, Fund managers focus their efforts on understanding competitive and regulatory processes, and determining the companies and managements best suited to navigating the changing landscape and meeting the objectives of the Fund.

2

Board of Directors Meeting: At the regular November 2012 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	December 31	January 10
6.5	January 31	February 11
6.5	February 28	March 11

About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industries. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunication services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve-month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted at the November 2012 regular meeting, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

The Fund’s monthly distribution may be derived from one or more of the following sources: net investment income, realized capital gains, and to the extent necessary to support the monthly distribution, return of capital. At the time of each distribution, the Fund is required to inform shareholders of the sources of its distributions based on U.S. generally accepted accounting principles (GAAP). However, the tax treatment of the Fund’s distributions can only be determined at the end of the fiscal year, and is reported to shareholders on Form 1099-DIV early in the following year.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of September 30, 2012 the Fund’s leverage consisted of $138.2 million of Remarketed Preferred Stock (RP), $198.8 million of Auction Preferred Stock (APS), and $663 million of debt. On that date the total amount of leverage represented approximately 30% of the Fund's total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

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Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of APS, and in June 2012 the Fund tendered for additional shares which resulted in the current capital structure of the Fund.

Management of the Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred shares because of the asset coverage requirements of the 1940 Act and related SEC rules, and by guidelines established by the rating agencies as a condition of maintaining the current rating of the preferred shares. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund's outstanding preferred shares will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or www.stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

4

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
September 30, 2012
(Unaudited)

COMMON STOCKS—98.2%

Shares	Description	Value (Note 1)
	n ELECTRIC, GAS AND WATER—79.5%
1,500,000	Alliant Energy Corp.	$65,085,000
1,000,000	American Water Works Co.	37,060,000
2,500,000	CMS Energy Corp.(a)(b)	58,875,000
3,071,300	CenterPoint Energy
	Inc.(a)(b)	65,418,690
640,000	DTE Energy Co.	38,361,600
1,400,000	Dominion Resources,
	Inc.(a)(b)	74,116,000
1,600,000	Enbridge Inc. (Canada)(a)	62,448,000
850,000	Entergy Corp.(a)(b)	58,905,000
1,000,000	Exelon Corp.	35,580,000
1,185,000	FirstEnergy Corp.(a)(b)	52,258,500
500,000	Great Plains Energy Inc.	11,130,000
1,500,000	Kinder Morgan Inc.	53,280,000
188,673	National Grid PLC ADR
	(United Kingdom)	10,444,938
675,714	National Grid PLC
	(United Kingdom)	7,452,503
1,350,000	NextEra Energy,
	Inc.(a)(b)	94,945,500
2,000,000	NiSource Inc.	50,960,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	76,460,000
800,000	Northwest Natural
	Gas Co.(a)(b)	39,392,000
3,000,000	NV Energy, Inc.	54,030,000
1,500,000	PPL Corp.	43,575,000
2,000,000	Pepco Holdings Inc.	37,800,000
1,000,000	Piedmont Natural
	Gas Co.	32,480,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	79,200,000
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	57,924,000
1,600,700	Questar Corp.	32,542,231
1,000,000	Sempra Energy(a)(b)	64,490,000
1,500,000	Southern Co.(a)(b)	69,135,000
1,915,000	Spectra Energy Corp.	56,224,400
3,000,000	TECO Energy Inc.(a)(b)	53,220,000
1,000,000	TransCanada Corp.
	(Canada)(a)(b)	45,500,000

Shares	Description	Value (Note 1)
1,200,000	UNS Energy Corp.	$50,232,000
1,500,000	Vectren Corp.(a)(b)	42,900,000
1,000,000	WGL Holdings Inc.	40,250,000
1,750,000	Westar Energy Inc.	51,905,000
1,650,000	The Williams Companies,
	Inc.	57,700,500
2,700,000	Xcel Energy Inc.(a)(b)	74,817,000
		1,836,097,862
	n TELECOMMUNICATION—18.7%
2,508,260	AT&T Inc.(a)(b)	94,561,402
590,200	BCE Inc. (Canada)	25,933,388
1,600,000	CenturyLink Inc.(a)(b)	64,640,000
1,000,000	France Telecom SA
	(France)	12,077,658
3,518,491	Frontier Communications
	Corp.(a)(b)	17,240,606
757,900	Telus Corp. (Canada)	47,763,991
1,680,000	Verizon Communications
	Inc.(a)(b)	76,557,600
1,867,630	Vodafone Group PLC ADR
	(United Kingdom)	53,218,117
4,000,000	Windstream Corp.	40,440,000
		432,432,762
	Total Common Stocks
	(Cost—$1,888,496,182) .	2,268,530,624

PREFERRED STOCKS—4.2%

	n UTILITY—1.0%
220,000	Southern California Edison
	6 1/8% Perpetual	22,247,500
		22,247,500
	n NON-UTILITY—3.2%
605,000	Kimco Realty Corp.
	7 3/4% Series G Perpetual	15,385,150
710,432	Prologis, Inc.
	7.00% Series O Perpetual	17,913,543
600,000	Realty Income Corp.
	6 5/8% Series F Perpetual	15,972,000
400,000	Regency Centers Corp.
	6 5/8% Series 6 Perpetual	10,700,000

The accompanying notes are an integral part of this statement of net assets.

5

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
September 30, 2012
(Unaudited)

Shares	Description	Value (Note 1)
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	$5,989,950
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	8,851,500
		74,812,143
	Total Preferred Stocks
	(Cost—$93,673,827)	97,059,643

BONDS—28.9%

Par Value	Description	Value (Note 1)

	n ELECTRIC, GAS AND WATER—20.3%
$15,000,000	American Water Capital
	Corp. 6.085%,
	due 10/15/17(a)	$17,930,340
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	29,231,928
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,964,906
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,889,292
6,750,000	Commonwealth
	6.95%, due 7/15/18	8,261,170
15,305,000	Consolidated Edison Co.
	of New York
	7 1/8%, due 12/01/18	20,103,010
24,000,000	Dominion Resources
	Capital Trust I
	7.83%, due 12/01/27(a)	24,348,984
9,354,000	Dominion Resources Inc.
	6.40%, due 6/15/18	11,682,248
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,046,880
4,125,000	Duke Energy Corp.
	6.30%, due 2/01/14	4,428,856
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,994,845
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	24,641,140
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19	15,547,587

Par Value	Description	Value (Note 1)
$14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17	$17,129,018
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	18,004,817
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	12,015,180
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	10,287,669
10,618,000	Indiana Michigan Power Co.
	7.00%, due 3/15/19	13,259,748
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	10,100,503
14,445,000	Magellan Midstream
	Partners, LP
	6.40%, due 7/15/18(a)	17,795,431
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,283,470
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,681,800
10,000,000	National Grid PLC
	(United Kingdom)
	6.30%, due 8/01/16	11,642,060
10,345,000	Oncor Electric Delivery
	Co. LLC
	7.00%, due 9/01/22	12,996,775
11,000,000	ONEOK, Inc.
	6.00%, due 6/15/35	12,068,760
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,588,627
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,924,395
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	17,761,072
5,000,000	Sempra Energy
	6.15%, due 6/15/18	6,192,370
15,169,000	Sempra Energy
	6 1/2%, due 6/01/16(a)	18,077,823
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	8,249,109
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	11,081,085
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	3,095,815

The accompanying notes are an integral part of this statement of net assets.

6

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
September 30, 2012
(Unaudited)

Par Value	Description	Value (Note 1)
$7,000,000	Spectra Energy
	6.20%, due 4/15/18	$8,476,762
9,140,000	TransCanada PipeLines Ltd.
	(Canada)
	7 1/8%, due 1/15/19	11,735,541
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	17,503,048
		468,022,064
	n TELECOMMUNICATION—7.8%
10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)(b)	13,464,060
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	16,157,085
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	11,711,626
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)(b)	20,114,790
10,311,000	Rogers Wireless Inc.
	(Canada)
	7 1/2%, due 3/15/15	11,952,748
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,098,000
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,582,110

Par Value/ Shares	Description	Value (Note 1)
$5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	$5,830,539
22,100,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36	21,768,500
5,000,000	Telefonica Europe BV
	(Spain)
	8 1/4%, due 9/15/30	5,325,000
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14(a)	25,594,923
15,500,000	Verizon Global
	Funding Corp.
	7 3/4%, due 12/01/30(a)(b)	23,105,246
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	7,415,825
		181,120,452
	n NON-UTILITY—0.8%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,864,680
200,000	Vornado Realty LP
	7 7/8%, due 10/01/39	5,490,000
		17,354,680
	Total Bonds
	(Cost—$612,088,721)	666,497,196

TOTAL INVESTMENTS—131.3% (Cost—$2,594,258,730)	3,032,087,463
Borrowings—(28.7%)	(663,025,000)
Other assets less liabilities—6.0%	139,440,867
Auction preferred stock—(8.6%)	(198,775,000)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,309,728,330

(a) All or a portion of this security has been segregated and made available for loan.

(b) All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of this statement of net assets.

7

DNP SELECT INCOME FUND INC.
NOTES TO STATEMENT OF NET ASSETS
September 30, 2012
(Unaudited)

Note 1. Security Valuation

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. For more information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements contained in its semi-annual report. The following is a summary of the inputs used to value each of the Fund’s investments at September 30, 2012:

	Level 1	Level 2
Common stocks	$2,268,530,624	—
Preferred stocks	97,059,643	—
Bonds		$666,497,196
Total	$2,365,590,267	$666,497,196

There were no Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the quarter ended September 30, 2012.

Note 2. Federal Tax Cost

At December 31, 2011, the Fund’s most recent fiscal tax year end, the tax cost of investments and aggregate gross unrealized appreciation (depreciation) were as follows:

	Unrealized	Unrealized	Net Unrealized
Federal Tax Cost	Appreciation	Depreciation	Appreciation
$2,575,361,971	$466,482,237	$(81,196,222)	$385,286,015

8

Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
Shareowner Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

ITEM 2.                      CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

(b)         There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer

Date	November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer

Date	November 16, 2012

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary

Date	November 16, 2012